UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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SCHEDULE 14A
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the Securities Exchange Act of 1934
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Doma Holdings, Inc.
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DOMA HOLDINGS, INC.
101 MISSION STREET, STE 740
SAN FRANCISCO, CA 94105

D79594-P73890

Your **Vote** Counts!

DOMA HOLDINGS, INC.

2022 Annual Meeting

Vote by July 6, 2022
11:59 PM EDT

You invested in DOMA HOLDINGS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 7, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 23, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Voting Items	Board Recommends
1. Election of Class II Directors **Nominees:** 01) Stuart Miller 02) Charles Moldow 03) Karen Richardson	For
2. Ratification of the appointment of Deloitte & Touche LLP as Doma Holdings, Inc.'s independent registered public accounting firm for 2022.	For
3. Approval of Doma Holdings, Inc.'s Amended and Restated Omnibus Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D79595-P73890